INTANGIBLE AND OTHER ASSETS	12 Months Ended
Dec. 31, 2012
INTANGIBLES AND OTHER ASSETS
INTANGIBLES AND OTHER ASSETS

10.  INTANGIBLE AND OTHER ASSETS

at December 31 (millions of Canadian dollars)	2012	2011

PPAs[1]	376	428
Loans and advances[2]	196	224
Fair value of derivative contracts (Note 21)	187	202
Deferred income tax assets (Note 15)	105	132
Employee post-retirement benefits (Note 20)	11	–
Other	468	480

	1,343	1,466

[1]
The following amounts related to PPAs are included in Intangible and Other Assets:

	2012			2011
at December 31 (millions of Canadian dollars)	Cost	Accumulated Amortization	Net Book Value	Cost	Accumulated Amortization	Net Book Value

Sheerness	585	273	312	585	234	351
Sundance A	225	161	64	225	148	77

	810	434	376	810	382	428

  Amortization expense for these PPAs was $52 million for the year ended December 31, 2012 (2011 and 2010 – $52 million). The expected annual amortization expense in each of the next five years is $52 million.

[2]
As at December 31, 2012, TransCanada held a $236 million (2011 – $265 million) note receivable from the seller of Ravenswood which bears interest at 6.75 per cent and matures in 2040. The current portion of the note receivable of $40 million (2011 – $41 million) is included in Other Current Assets.

Sundance A
 In December 2010, Sundance A Units 1 and 2 were withdrawn from service and were subject to a force majeure claim by the PPA owner in January 2011. In July 2012, TransCanada received the binding arbitration decision regarding the Sundance A PPA force majeure and economic destruction claims. The arbitration panel determined that the PPA should not be terminated and ordered TransAlta Corporation (TransAlta) to return Units 1 and 2 to service. The panel also limited TransAlta's force majeure claim from November 20, 2011 until the units can reasonably be returned to service. TransAlta announced that it expects the units to be returned to service in fall 2013.

Between December 2010 and March 2012, TransCanada recorded revenues and costs related to the Sundance A PPA as though the outages of Units 1 and 2 were interruptions of supply. As a result of the decision, TransCanada recorded a $50 million pre-tax charge in second quarter of 2012, comprised of $20 million previously accrued in 2011 and $30 million previously accrued through first quarter of 2012, as these amounts are no longer recoverable. Other than the $20 million charge related to 2011 and the amortization of the original PPA cost, there are no pre-tax earnings recognized in 2012 for the Sundance A PPA.

Advances to Aboriginal Pipeline Group
 The Mackenzie Delta gas producers, the Aboriginal Pipeline Group (APG) and TransCanada have an agreement governing TransCanada's role in the Mackenzie Gas Project (MGP). Under the agreement, TransCanada agreed to finance the APG for its one-third share of project pre-development costs. Amounts advanced to the APG for the MGP in 2012 and 2011 have been expensed. In 2010, a valuation provision of $146 million was recorded on the loan to the APG due to uncertainty with the project's ultimate commercial structure, fiscal framework, timeframes under which the project would proceed and when the advances to the APG will be repaid.